Confidential Treatment Requested. Confidential Portions of this document have been redacted and have been filed separately with the Commission.
--------------------------------------------------------------------------------








                    AGREEMENT FOR SALE AND PURCHASE OF ASSETS



                                     BETWEEN




                 SCIENTIFIC MEASUREMENT SYSTEMS, INC., AS SELLER



                                       AND



                       ESMS INDUSTRIES, INC., AS PURCHASER



                                DECEMBER 16, 1999







--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                    ARTICLE 1
                        SALE OF ASSETS AND CONSIDERATION

1.01              Sale of Assets .................................................................................1
1.02              Purchase Price .................................................................................1
1.03              Payment of Purchase Price ......................................................................1
1.04              Transfer of Ownership and Title ................................................................2
1.05              Liabilities ....................................................................................2

                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF SELLER

2.01              Organization, Good Standing and Qualification ..................................................2
2.02              Authorization ..................................................................................3
2.03              Title to Property and Encumbrances .............................................................3
2.04              Governmental Consents ..........................................................................3
2.05              Compliance with Other Instruments ..............................................................3
2.06              Financial Information ..........................................................................3
2.07              Information Supplied ...........................................................................4
2.08              Disclosure .....................................................................................4
2.09              Litigation .....................................................................................4
2.10              Patents and Trademarks .........................................................................5
2.11              Employees ......................................................................................5
2.12              Contracts ......................................................................................5
2.13              Client Base ....................................................................................5
2.14              Licenses and Contracts .........................................................................6
2.15              Environmental Problems .........................................................................6

                                    ARTICLE 3
            REPRESENTATIONS, WARRANTIES AND OBLIGATIONS OF PURCHASER

3.01              Organization, Good Standing and Qualification ..................................................6
3.02              Authorization ..................................................................................6
3.03              Governmental Consents ..........................................................................7
3.04              Compliance with Other Instruments ..............................................................7
3.05              Reserved .......................................................................................7
3.06              Litigation .....................................................................................7

                                    ARTICLE 4
                                    COVENANTS

4.01              Brokers for Seller .............................................................................7
4.02              Brokers for Purchaser ..........................................................................8
4.03              Liabilities ....................................................................................8






                                    ARTICLE 5
                          GENERAL CONDITIONS OF CLOSING

5.01              Lease ..........................................................................................8

                                    ARTICLE 6
                              ADDITIONAL AGREEMENTS

6.01              Noncompetition .................................................................................8
6.02              Trade Secrets and Other Confidential Information ...............................................9
6.03              Remedies ......................................................................................10
6.04              Expenses ......................................................................................11
6.05              Sale of Assets or ESMS Stock...................................................................11
6.06              Miscellaneous Agreements and Consents .........................................................12
6.07              Reliance ......................................................................................12
6.08              Alliant Agreement..............................................................................12
6.09              Health Insurance...............................................................................13
6.10              Post-Closing Obligations.......................................................................13

                                    ARTICLE 7
                                     CLOSING

7.01              Conditions to Obligations of Purchaser ........................................................14
7.02              Conditions to Obligations of Seller ...........................................................15

                                    ARTICLE 8
                             TERMINATION AND WAIVER

8.01              Effective Termination .........................................................................16
8.02              Waiver ........................................................................................16
8.03              Termination ...................................................................................16
8.04              Specific Performance ..........................................................................16

                                    ARTICLE 9
                               GENERAL PROVISIONS

9.01              Closing .......................................................................................16
9.02              Survival of Representations, Warranties and Agreements ........................................16
9.03              Severability ..................................................................................16
9.04              Notices .......................................................................................17
9.05              Public Announcements...........................................................................17
9.06              Successors and Assigns ........................................................................17
9.07              Titles, etc. ..................................................................................18
9.08              Governing Law  ................................................................................18
9.09              Counterparts ..................................................................................18


--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------


Schedule 1.01(a)           Service Bureau Assets
Schedule 1.05              Liabilities & Obligations
Schedule 2.06              Customer Account Information
Schedule 2.09              Litigation
Schedule 2.11              Officers, Directors, Employees and Agents of
                             Scientific Measurement Systems, Inc.
Schedule 2.12              Contracts
Schedule 2.13              Client Base
Schedule 2.14              License and Contracts
Schedule 2.15              Environmental Problems
Schedule 6.02              Trade Secrets and Other Confidential Information

                    AGREEMENT FOR SALE AND PURCHASE OF ASSETS

         This Agreement entered into as of this 16th day of December, 1999 by and between ESMS INDUSTRIES, INC., a Texas corporation (hereinafter referred to as "ESMS" or "Purchaser") and SCIENTIFIC MEASUREMENT SYSTEMS, INC., a Texas corporation (hereinafter referred to as "SMS" or "Seller").

         In consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

                                       1.

                        SALE OF ASSETS AND CONSIDERATION
                        --------------------------------

         1.01 SALE OF ASSETS. Seller hereby agrees to sell, convey, transfer, assign and deliver to Purchaser and Purchaser hereby agrees that it will purchase from Seller, all of the assets and properties of Seller of every kind, nature and description whatsoever included in the operation of Seller's service bureau (hereinafter referred to as "Service Bureau Assets"), including those specified in Schedule 1.01(a), attached hereto and made a part hereof. Seller represents and warrants that the Service Bureau Assets listed on Schedule 1.01(a) include all material properties of Seller's Service Bureau Business including, tangible or intangible, movable or immovable, personal or mixed, licenses, permits, proprietary technology, claims and rights under agreements and contracts of Seller.

         1.02 PURCHASE PRICE. The total purchase price for the Service Bureau Assets to be paid by Purchaser to Seller is: the sum of Six Hundred Thousand and No/100 ($600,000.00) Dollars.

         1.03  PAYMENT  OF  PURCHASE  PRICE.  Purchaser  shall  pay Six  Hundred
Thousand and No/100 ($600,000.00) Dollars in cash at Closing, by wire or certified funds.

         1.04 TRANSFER OF OWNERSHIP AND TITLE.

         (a) Seller hereby agrees to deliver to Purchaser, at Closing, acts of sale, assignments, conveyance and transfer sufficient, in the opinion of Purchaser's attorney, to convey and vest complete and unencumbered ownership and title in the Service Bureau Assets as described in paragraph 1.01 above, unto and in Purchaser. Appropriate forms of such acts of sale, assignments, conveyances and transfer, in conformity with this Agreement, shall be submitted to Seller.

         (b) Seller agrees that it shall, at all times and from time to time after Closing, upon the request of Purchaser, do, execute, and deliver, or shall cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required in conformity with this Agreement as required by Purchaser, or its successors and assigns, or for aiding and assisting in collecting and reducing to possession, any or all of the assets or property to be acquired by Purchaser as provided herein.

         1.05 LIABILITIES. Except as listed on Schedule 1.05, Purchaser shall not, does not and will not pay, perform, discharge or assume any of the liabilities or obligations of Seller. Purchaser does not assume and Seller indemnifies and holds Purchaser free and harmless from any liability resulting from any liability of Seller occurring prior to the execution of this Agreement.

                                       2.

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

         Seller hereby represents and warrants to Purchaser, as of the date of this Agreement and the date of Closing, as follows:

         2.01 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has requisite corporate power and authority to carry on its business as now conducted and are qualified to do business in all jurisdictions in which they are required to be so qualified.

         2.02 AUTHORIZATION. By Closing, all corporate action on the part of Seller necessary for the authorization, execution and delivery of this Agreement and the performance of the obligations of Seller hereunder in connection with the transfer of the Service Bureau Assets of Seller have been taken and this Agreement constitutes a valid and legally binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally.

         2.03 TITLE TO PROPERTY AND ENCUMBRANCES. Seller have good and marketable title to all of the Service Bureau Assets, as defined herein, subject to no mortgage, conditional sales agreement, financing statement, charges, liens or encumbrances other than shown on Schedule 1.05. Seller has not heretofore obligated itself to dispose of any of said assets.

         2.04 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of Seller is currently required in connection with consummation of the transactions contemplated by this Agreement.

         2.05 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, or be in conflict with, or constitute, with or without the passage of time and giving of notice, a default under any provision of the articles of incorporation or bylaws of Seller or of any instrument or contract to which it is a party or by which it is bound.

         2.06 FINANCIAL INFORMATION. Seller has provided Purchaser a list of all of the customers of the Service Bureau Business, as defined in Section 6.01(b), with the gross revenues billed for each customer for the past twelve (12) month period, attached hereto and incorporated herein as Schedule 2.06. Such list is true and accurate in all material respects and is not misleading.

         2.07 INFORMATION SUPPLIED. Seller shall provide to Purchaser or its representative all records, including, but not limited to, all leases, financial books and records, executory agreements, purchase orders, customer commitments, employee information, union contracts and all other records and information of Seller relating to Service Bureau Business and other than government classified information.

         2.08 DISCLOSURE. Neither this Agreement nor any Schedule hereto nor any certificate nor other instrument referred to herein and furnished to Purchaser by Seller knowingly contains any untrue statement of a material fact or knowingly omits to state any material fact necessary to make the statements contained therein or herein in light of the circumstances under which they were made, not misleading. There is no material fact known to Seller, which materially adversely affects or in the future is likely to materially adversely affect Seller's business, operations or assets, financially or otherwise, which Seller have not disclosed in writing to Purchaser.

         2.09 LITIGATION. Except as disclosed on Schedule 2.09, there is no action, suit, proceeding or investigation, threatened or pending, nor to the best of the knowledge of Seller is there any circumstances which could form a valid basis for any action, suit or proceeding against Seller which might result, either individually or in the aggregate, in any material, adverse change in the business, operations or assets, financially or otherwise, of Seller. Seller is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality. Purchaser shall be promptly advised of the commencement of any suit, action, claim or investigation affecting the business of Seller or the Service Bureau Assets or which may relate in any way to the provisions of any obligation of Seller or their successor.

         2.10 PATENTS AND TRADEMARKS. To the best of Seller's knowledge, the conduct of the Service Bureau Business and operations of Seller does not cause or result in the material infringement or the material violation of any currently existing or effective patent, copyright, trademark, trade name, service mark, license or proprietary information of any entity not a party hereto.

         2.11 EMPLOYEES. A schedule reflecting all names and addresses of all officers, directors, employees and agents of the Service Bureau Business and the remuneration and compensation being made to all such employees of Seller as of the effective date of this Agreement is attached hereto as Schedule 2.11, attached hereto and incorporated herein.

         2.12 CONTRACTS. Seller has performed all obligations required to be performed by Seller with respect to the Service Bureau Business contracts to date and are not in material default under any of the contracts, agreements, leases or other documents to which they are parties. All parties with whom Seller have contractual arrangements are in material compliance therewith in all respects and not in material default thereunder. All such contracts, including all operating leases, customer contracts and supplier contracts, are listed on
Schedule 2.12, with copies of each contract attached, not previously supplied to Purchaser. All consents of the parties to the Service Bureau Business contracts necessary to assign and transfer such contracts to Purchaser have been or shall be obtained by Closing.

         2.13 CLIENT BASE. Seller has no information, nor is it aware of any facts indicating that any customers or suppliers of Seller's Service Bureau Business intends to cease doing business with Seller or materially alter the amount of business they are presently dealing with Seller, except as indicated on Schedule 2.13, and shall use their best efforts to insure the continuity of Seller's current clientele and contracts with respect to the Service Bureau Business and Service Bureau Assets.

         2.14 LICENSES AND CONTRACTS. Seller is the owner of the licenses and contracts related to the Service Bureau Business listed on Schedule 2.14 other than those previously supplied to Purchaser. None of such documents have been modified or amended in a material fashion, each is in full force and effect and are transferable to Purchaser and none are subject to any default by any party thereto.

         2.15 ENVIRONMENTAL PROBLEMS. Except as provided on Schedule 2.15, Seller represents and warrants to the best of its knowledge, without engaging any environmental consultants, experts or audit firms, that it has revealed, in writing, to Purchaser all of the environmental problems of Seller to which it has knowledge with respect to the properties to be acquired by Purchaser. Seller has obtained any and all environmental licenses and permits necessary to operate the Service Bureau Business.

                                       3.

            REPRESENTATIONS, WARRANTIES AND OBLIGATIONS OF PURCHASER
            --------------------------------------------------------

             Purchaser represents and warrants to Seller as follows:

         3.01 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its business.

         3.02 AUTHORIZATION. All corporate actions on the part of Purchaser and its officers, and directors, necessary for the authorization, execution and delivery of this Agreement and for the performance of all obligations of Purchaser hereunder, have been taken and this Agreement constitutes a valid and legally binding obligation of Purchaser enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally.

         3.03 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of Purchaser is currently required in connection with consummation of the transactions contemplated by this Agreement.

         3.04 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of, or be in conflict with, or constitute, with or without the passage of time and giving of notice, a default under any provision of Articles of Incorporation of Purchaser or Bylaws or of any material instrument or contract to which it is a party or by which it is bound.

         3.05     RESERVED.

         3.06 LITIGATION. Except as disclosed in Schedule 2.09, there is no action, suit, proceeding or investigation, threatened or pending, nor to the best of the knowledge of Purchaser are there any circumstances which could form a valid basis for any action or proceeding, against Purchaser or which might result, either individually or in the aggregate, in any material, adverse change in the business, affairs, operations, assets, condition or prospects, financially or otherwise, of Purchaser. Purchaser is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality.

                                       4.

                                    COVENANTS
                                    ---------

         The parties hereto covenant and agree that at all times from the date of this Agreement and after the date of Closing:

         4.01 BROKERS FOR SELLER. Seller will be responsible for paying all brokerage fees incurred by Seller. Seller agrees to indemnify and hold harmless Purchaser from any claim, demand or judgment made or rendered against Purchaser for brokerage fees and/or commissions in this transaction by reason of any breach of such warranty by Seller.

         4.02 BROKERS FOR PURCHASER. Purchaser will be responsible for paying all brokerage fees incurred by Purchaser. Purchaser agrees to indemnify and hold harmless Seller from any claim, demand or judgment made or rendered against Seller for brokerage fees and/or commissions in this transaction by reason of any breach of such warranty by Purchaser.

         4.03 LIABILITIES. Seller is liable for and indemnifies and holds harmless Purchaser from any and all liabilities, obligations and/or claims against Seller not expressly assumed as provided in Section 1.05, including any and all environmental liabilities of Seller and its subsidiary. Purchaser hereby indemnifies and holds harmless Seller from any liabilities and obligations of Seller, which are expressly assumed herein.

                                       5.

                          GENERAL CONDITIONS OF CLOSING
                          -----------------------------

         The obligations of all of the parties hereto are subject to the fulfillment at or before Closing of each of the following conditions:

         5.01 LEASE. Purchaser and Seller must have negotiated a sublease of 5,703 square feet of the premises leased by Seller, approved by landlord, of a portion of the leased premises in which the Service Bureau Business currently operates in a form satisfactory to Purchaser.

                                       6.

                              ADDITIONAL AGREEMENTS
                              ---------------------

         6.01 NONCOMPETITION. (a) Seller, its successors and assigns shall not, for a period ending ten (10) years after the Closing, except as permitted by Purchaser by its prior written consent, directly or indirectly, acquire, retain, or hold any ownership interest in, (except an ownership interest of five

(5%) percent or less in a publicly registered corporation), manage, operate, invest or participate in, or otherwise be connected with in any manner, any business or business entity in or proposing to engage in any computerized tomography service business of the type presently conducted by Seller, directly or indirectly, in the geographic area of the United States of America, Canada and Mexico except that (i) Seller may engage in scanning services * or (ii) if Seller acquires an entity which is performing CT scanning services as of the date of this Closing, Seller may continue such entity's scanning services in substantially the same manner conducted as of the date of this Closing.

         (b) Seller agrees that neither Seller nor its successors or assigns shall, for a period of ten (10) years from the date hereof, sell a CT scanner to anyone who Seller is aware intends to use such CT scanner in the operation of a supplying CT scanning services to third parties for compensation, ("Service Bureau Business").

         6.02 TRADE SECRETS AND OTHER CONFIDENTIAL INFORMATION. (a) In further consideration of the payment to be made hereunder and the mutual agreements contained herein, Seller agrees that:

         (1) Seller will not divulge to any individual or company engaged in the Service Bureau Business, other than to persons designated by Purchaser in writing, any trade secrets or other confidential information (including, without limitation, any information related to customer lists, methods, or products) directly or indirectly useful in any aspect of the Service Bureau Business of Seller, as conducted from time to time, which is not in the public domain.

         (2) At Closing, Seller shall deliver into escrow for benefit of Purchaser, all software source codes, algorthemns, designs, licenses and rights to manufacture all equipment, software described on Schedule 6.02 related to trade secrets or other confidential information, in whatever form that may exist, which are then in Seller's custody, possession or control. Purchaser shall have a non-exclusive





* Indicates confidential treatment requested. The redacted material has been filed separately with the Commission.

license of Seller's proprietary technology including, but no limited to, any software, utilized in Seller's Service Bureau Business. Seller shall supply Purchaser with any upgrades of such technology or software under the terms of the Business Service Agreement and Seller shall have the right to use such upgrades. In the event that Seller or its successors ceases to manufacture scanners, Purchaser shall have the right to use such trade secrets and know how to manufacture such scanner for its use and/or sale and to operate such scanners.

         (b) In further consideration of the payment to be made hereunder and the mutual agreements contained herein, Purchaser agrees that it will not divulge to any person or entity engaged in the manufacturing of CT scanners any trade secrets or any other confidential information directly or indirectly useful in Seller's business, as conducted from time to time, which is not in the public domain.

         6.03 REMEDIES. If Seller commits a breach, or threatens to commit a breach of any of the provisions of Section 6.01, or Section 6.02, Purchaser shall have the right and remedy, in addition to any other remedy that may be available, at law or in equity, to have the provisions of Sections 6.01 and 6.02 specifically enforced by any court having appropriate jurisdiction together with an accounting therefore, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to Purchaser and that money damages will not provide an adequate remedy to Purchaser. Purchaser shall have the right to an injunction to enforce the provisions of the Agreement against Seller.

         If any covenant contained in Section 6.01 or Section 6.02 or any part thereof, (hereinafter referred to as "Covenants") is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to reduce the duration and business scope of such covenant and, in its reduced form, said covenant shall then be enforceable.

         The parties hereto intend and hereby confer jurisdiction to enforce the Covenants upon the court of the state or any county within the geographic scope of such Covenants in which state or parish any alleged breach of such Covenant occurs.

         6.04 EXPENSES. The parties hereto shall bear responsibility for their respective closing costs, including their legal and accounting expenses.

         6.05 SALE OF ASSETS OR ESMS STOCK.

         (a) In the event: (1) ESMS desires to sell, assign, or otherwise dispose of its ownership interests in all of the assets specified in Schedule 1.01(a); or (2) ESMS desires to sell One Hundred (100%) Percent of all outstanding shares of ESMS (collectively "ESMS Asset Interests"), SMS shall have a first right of refusal of the sale of the ESMS Asset Interests for a period of two (2) years from the down payment on the Order Placement on the CT Scanner QT120699.

         (b) SMS shall have an option to purchase the ESMS Asset Interests at the same price and on the same terms and conditions as ESMS, acting in good faith, shall have been offered by a third party who negotiated the price and terms and conditions in good faith. The offer shall be in writing, shall set forth the price and terms upon which the ESMS Asset Interests are offered and the name and mailing address of the third party.

         (c) If SMS either refuses the offer made, waives the requirement of an offer in writing, or fails for a period of thirty (30) day period after the receipt of the written offer to accept it by compliance with the terms herein set forth, then ESMS may sell the ESMS Asset Interests to such third party upon such terms and conditions.

         (d) In the event that SMS exercises this right of first refusal, SMS shall close its purchase of the ESMS Assets Interests upon the same terms and conditions within ninety (90) days of the exercise of such option. In the event that SMS fails to close its purchase within such period. SMS shall cease to have any right of first refusal and ESMS may sell the ESMS Asset Interests to whomever ESMS desires upon any terms and conditions ESMS desires.

         (e) This right of first refusal shall not be transferable or assignable without prior written consent other than to SMS' successors.

         6.06 MISCELLANEOUS AGREEMENTS AND CONSENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to cause all conditions to be fulfilled and to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of Purchaser or Seller, as the case may be, shall take all such necessary action.

         6.07 RELIANCE. The representations and warranties contained herein are made by the respective parties with the knowledge and expectation that the other parties to this Agreement are placing complete reliance therein.

         6.08 ALLIANT AGREEMENT. On or before February 29, 2000, Seller shall complete and make operational the CT Scanner presently under construction for the Alliant Techsystems ("Alliant"). Purchaser acquires hereunder all of Seller's right, title and interest in such CT Scanner, subject to


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



Seller's obligation to use such scanner to supply certain scanning services to Alliant until May 31, 2002. In the event Seller fails to complete such scanner and make such scanner operational by February 29, 2000, Seller shall pay Purchaser the sum of One Thousand ($1,000.00) Dollars per day until such scanner is completed and operational. Purchaser shall pay Seller a royalty of Fifteen (15%) percent of the gross revenues from all scans that are not for Seller or Alliant during the initial term of the Alliant Agreement, and pay 15% of gross revenues for use of the CT Scanner by any party other than Seller thereafter.

         6.09 HEALTH INSURANCE. Seller shall continue to pay the health insurance premiums of the four (4) existing employees of Seller who are to be employed by Purchaser through March 31, 2000.

         6.10 POST-CLOSING OBLIGATIONS. On or before February 29, 2000 (the "Payment Date"), Purchaser shall pay the down payment of thirty (30%) of the Order Placement on a CT scanner pursuant to Seller's quote number QT 120699 (the "Quote"). If Purchaser does not pay the down payment, Seller shall have the option to purchase all assets of Purchaser, other than cash, cash equivalents, receivables and payables, for the amount of the exercise price plus the assumption of the capital expenditure debt, defined below. The exercise price of such option shall be five times Purchaser's EBITDA, (calculated in accordance with percentage completion accounting) calculated from January 1, 2000 to December 31, 2000, minus (x) Purchaser's then Capital Expenditure Debt, (which is defined as the capital expenditure obligations of the Service Bureau Business in the initial amount of $600,000 plus the amount of any additional capital expenditure debt and the amount of any capital leases acquired before exercise of the option which debt or lease is personally guaranteed by any principal of
ESMS), and (y) the purchase price of the CT scanner as stated in the Quote; provided, however, that if the sum of (x) and (y) is greater than five times Purchaser's EBITDA, the exercise price for Seller's option shall be the assumption of Purchaser's Capital Expenditure Debt at the time of exercise. Seller's option to purchase Purchaser's assets shall be exercisable at any time from January 1, 2001 to July 1, 2001 upon written notice to Seller. This option can be exercised by Seller alone and is not transferable or assignable. In order to exercise this option, Seller must have Samuel F. Eakin or any of Purchaser's principals released from any personal guarantee of the Capital Expenditure Debt. The parties shall close within 90 days of the date of such exercise.

                                       7.

                                     CLOSING

         7.01 CONDITIONS TO OBLIGATIONS OF PURCHASER. The obligations of Purchaser under this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions:

         (a) All representations and warranties contained in Article 2 shall be true as of the date of this Agreement and as of the Closing, as though made on and as of the Closing.

         (b) Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing and shall have delivered to Purchaser Certificates of Good Standing for Seller from the Texas office of the Comptroller and a Certificate of Existence from the Texas Secretary of State.

         (c) Howard Burris as Chief Executive Officer of Seller, shall deliver to Purchaser at the Closing a certificate certifying that the conditions specified in Section 7.01(a) and 7.01(b) have been fulfilled and stating that there has been no adverse change in the business, operations, assets, of Seller since the execution of this Agreement.

         (d) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and its counsel, and they shall have received all counterpart originals and certified or other copies of such documents as they may reasonably request.


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



         (e) Business Service Agreement and maintenance agreements between Seller and Purchaser with respect to the operation of the Service Bureau Business in connection with Seller after Closing.

         (f) Alliant Agreement by and among Seller, Buyer and Alliant Techsystems, Inc. ("Alliant") with respect to the rights and obligations of the Parties under Alliant's purchaser order, to Seller dated January 22, 1999 and S.M.S. Proposal BQT90113R1.DOC to Alliant.

         (g) An Employment Agreement with Mr. Joe Llamas in a form satisfactory to Purchaser.

         7.02 CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller under this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions: (a) All representations and warranties contained in Article 3 shall be true as of the date of this Agreement and as of the Closing, as though made on and as of the Closing.

         (b) Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before the Closing and shall have delivered to Seller a Certificate of Good Standing of Purchaser from the Texas Office of the Comptroller and a Certificate of Existence from the Texas Secretary of State.

         (c) Rodney H. Warner, an officer of Purchaser, shall deliver to Seller at the Closing certificates certifying that the conditions specified in Section 7.02(a) and 7.02(b) have been fulfilled and stating that there has been no adverse change in the business, affairs, operations, assets, condition or prospects of Purchaser and its subsidiaries since the execution of this Agreement.

         (d) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to Seller and its counsel, and they shall have received all counterpart originals and certified or other copies of such documents as they may reasonably request.

                                       8.

                             TERMINATION AND WAIVER
                             ----------------------

         8.01 EFFECTIVE TERMINATION. In the event that the parties mutually agree to terminate this Agreement prior to the Closing, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto or their officers or directors.

         8.02 WAIVER. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, or by mutual agreement of the parties.

         8.03  TERMINATION.  If the general  conditions  of Closing set forth in
Section 5.01 have not been fulfilled by December 31, 1999, the Agreement shall terminate and the provisions shall be null and void and there shall be no liability on the part of any party hereto or their officers or directors.

         8.04 SPECIFIC PERFORMANCE. Each of the parties to this Agreement does hereby grant to each of the other parties to this Agreement the right of specific performance of all terms and conditions of this Agreement, provided that all conditions for the performance of the defaulting party have been fulfilled or waived.

                                       9.

                               GENERAL PROVISIONS
                               ------------------

         9.01 CLOSING. The Closing shall take place at the offices of Jenkens & Gilchrist, A Professional Corporation, within thirty (30) days of the execution of this Agreement.

         9.02 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties and obligations contained in or made pursuant to this Agreement shall survive the Closing.

         9.03 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable for any reason, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms, provided that such exclusion does not materially and substantially detract from or diminish the bargain of one of the parties.

         9.04 NOTICES. Any notice or other thing required or desired to be served, given or delivered shall be deemed validly served, given or delivered upon the deposit thereof in the United States registered or certified mail, postage prepaid, addressed to the party to be notified as follows:

         If to Seller:              Howard Burris, President
                                    SCIENTIFIC MEASUREMENT SYSTEMS, INC.
                                    2210 Denton Drive, Suite 106
                                    Austin, Texas, 78758

         If to Purchaser:           Mr. Rodney H. Warner
                                    ESMS INDUSTRIES, INC.
                                    6600 Valleyside Road, # 11
                                    Austin, Texas, 78731-3196

Any address of any party may be changed by written notice of the other parties duly served in accordance herewith.

         9.05 PUBLIC ANNOUNCEMENTS. Except to the extent that the Seller or the Purchaser believes on the advice of counsel that public disclosure is required by law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect to this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior notification to the other parties, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

         9.06 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. However, a party cannot assign its rights or obligations hereunder without prior written consent of the other party. Nothing in this Agreement, expressed or implied, is intended to confer any rights, remedies, obligations or liabilities under or by reason of this Agreement upon any party other than the foregoing except as expressly provided in this Agreement.

         9.07 TITLES, ETC. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         9.08 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Texas.

         9.09 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and same instrument.

                                    * * * * *


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


         IN WITNESS WHEREOF, the parties have caused this instrument to be executed at Austin, Texas as of the date and year first above written.

WITNESSES:                                  SELLER:

                                            SCIENTIFIC MEASUREMENT SYSTEMS, INC.

/s/ Leslie Glasper
-----------------------------
                                            BY:     /s/ Howard Burris
                                                   -----------------------------
                                                   Howard Burris, President
/s/Rose Rowan
-----------------------------


WITNESSES:                                  PURCHASER:

                                            ESMS INDUSTRIES, INC.

/s/ Leslie Glasper
-----------------------------
                                            BY:    /s/ Rodney Warner
                                                  ------------------------------
                                                   Rodney H. Warner, Senior Vice
                                                        President

/s/ Rose Rowan
-----------------------------


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